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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 29, 2003


                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


           Bermuda                   000-49887                   980363970
(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)            Identification No.)


2nd Fl. International Trading Centre
Warrens
PO Box 905E
St. Michael, Barbados                                               N/A
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code   (246) 421-9471


                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION ANDEXHIBITS.

              (c) Exhibits

                  Exhibit No.            Description
                  -----------            -----------

                  99.1 Supplemental historical financial information of Nabors Industries Ltd. in segment reporting format to be posted on the website of Nabors Industries Ltd. on July 29, 2003.


ITEM 9.       OTHER EVENTS.

         On July 29, 2003, Nabors Industries Ltd. (the "Company") will post certain supplemental historical financial information in segment reporting format on its website at "http://www.nabors.com" under the heading "Investor Information." A copy of such supplemental historical financial information in segment reporting format is attached to this Current Report on Form 8-K as Exhibit No. 99.1.

         The information contained or referenced to in this report, including the attached supplemental historical financial information in segment reporting format to be provided on the Company's website, is furnished or referred to by the Company pursuant to Regulation FD promulgated by the Securities and Exchange Commission (the "SEC") and pursuant to Item 9 of Current Report on Form 8-K, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing or referring to this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information which was not previously publicly available.

         The information in this Current Report on Form 8-K, including the exhibit, includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by Nabors from time to time in its filings with the SEC. As a result of these factors, Nabors' actual results may differ materially from those indicated or implied by such forward-looking statements.


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              Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NABORS INDUSTRIES LTD.


Date: July 29, 2003                By: /s/ Daniel McLachlin
                                       -----------------------------------------
                                       Daniel McLachlin
                                       Vice President-Administration & Secretary



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                                  EXHIBIT INDEX



Exhibit No.                   Description
-----------                   -----------

99.1 Supplemental historical financial information of Nabors Industries Ltd. in segment reporting format to be posted on the website of Nabors Industries Ltd. on July 29, 2003.


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